EXHIBIT 10.19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MOLYBDENUM SUPPLY AGREEMENT

THIS MOLYBDENUM SUPPLY AGREEMENT (this “Agreement”) is made and entered into as of the 28th day of December, 2007 by and between General Moly, Inc., a Delaware corporation (“General Moly”), and ArcelorMittal Purchasing SAS, a French corporation (“AMP”), acting as agent in the name and on the behalf of the companies (the “Companies”) listed in Exhibit B hereto (each Company individually and collectively referred to herein as the “Buyer”). Each of General Moly and Buyer are individually referred to herein as a “Party” and together as the “Parties.”

RECITALS

A. General Moly leases and intends to operate a mine located in Eureka County, Nevada (the “Mount Hope Mine”) from which it intends to produce Technical Grade Molybdenum Oxide (“TMO”), in the form of powder and carbon-free briquettes, and Ferro-Molybdenum (“Ferro Moly”) that meet or exceed the standards on Exhibit A (collectively, the “Products”); and

B. General Moly wants to sell to Buyer, and Buyer wants to purchase from General Moly, Products generated by the Mount Hope Mine upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Definitions and Construction.

1.1 Defined Terms. In addition to the capitalized terms defined elsewhere in this Agreement, for purposes of this Agreement:

“Affiliate” of any Person means any other Person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such Person. A Person will be deemed to control another Person if the controlling Person is the beneficial owner of greater than 50% of any class of voting securities (or other voting or equity interests) of the controlled person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of capital stock, by contract or credit arrangement, as trustee or executor, or otherwise.

“Business Day” means a day other than a Saturday or Sunday or a day on which banks are required or authorized to be closed in the state of New York.

“Commercial Production Date” means the first date on which the output of Products from operations at the Mount Hope Mine for the three prior calendar months is equal to or exceeds 25% of the planned production as set forth in the Mine Plan.

“Competent Authority” means the person or persons so designated by AMP and/or directly by the Companies in relation to each Company.

“DDP” has the meaning given to it in the International Chamber of Commerce’s official rules for the interpretation of trade terms, which rules came into force on January 1, 2000.

“First Threshold” means

(a) for 2008, [****] per pound of molybdenum contained in the Products, and

(b) for 2009 and thereafter, an amount calculated as follows:

[****] per pound of molybdenum contained in the Products x Threshold Adjustment

For clarification, (i) the First Threshold will only be adjusted [****] within [****] of the information necessary to calculate the [****] Percentage Increase becoming [****] available [****], and (ii) to the extent the information necessary to calculate such adjustment is not available [****], the adjustment will be calculated when such information becomes available [****].

“Floor Price” means

(a) for 2008, [****] per pound of molybdenum contained in the Products, and

(b) for 2009 and thereafter, an amount per pound of molybdenum contained in the Products calculated as follows:

[****] per pound of molybdenum contained in the Products x (1 + [****] Percentage Increase)

For clarification, (i) the Floor Price will only be adjusted [****] within [****] of the information necessary to calculate the [****] Percentage Increase becoming [****] available [****], (ii) to the extent the information necessary to calculate such adjustment is not available [****], the adjustment will be calculated when such information becomes available [****], and (iii) the Floor Price will be calculated as set forth above regardless of the Market Price or any other adjustments to the Product Price (as defined in Section 3).

“Freight Savings” means, beginning in the seventh month after deliveries of Products commence hereunder, the difference between the average freight costs per pound for the prior six months for deliveries of Products to the Delivery Point (as defined in Section 4.1) and the average freight costs per pound for the prior six months for deliveries of Products to any AMP-directed delivery point in the United States, Canada or Mexico. For the first six months that deliveries of Product are made hereunder, “Freight Savings” will have the meaning on which the Parties mutually agree (which determination will be made prior to June 2010).

“LIBOR” means the London Interbank Offered Rate.

“Losses” means any claims, losses, liabilities, damages, demands, fines, penalties, administrative and judicial proceedings and orders, judgments, remedial action, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including reasonable attorneys’ fees).

“Market Price” means the average of the Platt’s Metals Week published prices for TMO Dealer Oxide over (a) the period of the month of delivery or (b) the period over the month prior to the month of delivery, as AMP may determine annually pursuant to Section 3.3. In the event that the basis for the Market Price currently in general use ceases to exist or ceases to be published, the Parties shall meet promptly with a view to agreeing on a new pricing basis and the date for bringing such basis into effect.

“Mine Plan” means the “Bankable Feasibility Study—Project Definition” dated August 29, 2007 relating to the Mount Hope Mine, a copy of which has been provided to AMP.

“Person” means an individual, limited or general partnership, corporation, trust, limited liability company, unincorporated organization, association, joint venture or a government or agency or political subdivision or instrumentality thereof.

[****] Percentage Increase” means [****].

“Second Threshold” means

(a) for 2008, [****] per pound of molybdenum contained in the Products, and

(b) for 2009 and thereafter, an amount calculated as follows:

[****] per pound of molybdenum contained in the Products x Threshold Adjustment

For clarification, (i) the Second Threshold will only be adjusted [****] within [****] of the information necessary to calculate the [****] Percentage Increase becoming [****] available [****] and (ii) the Floor Price.

“Term” means the term of this Agreement.

“Three-Month LIBOR” means the rate for deposits in U.S. Dollars for a period of three months that appears on Reuters page LIBOR01 (or such other replacement page) as of 11:00 a.m. London time on the date an applicable invoice is due hereunder. If Three-Month LIBOR is not available from such source, the Three-Month LIBOR will be based on quotations from four major reference banks in the London interbank market for deposits in U.S. dollars for a period of three months.

“Threshold Adjustment” means an amount calculated as follows:

1 + (Percentage [****] Increase [****])

“Trigger Date” means the first day of the calendar month following the first calendar month when which production of Products from the Mount Hope Mine equals or exceeds 1,700,000 pounds per calendar month.

“Working Capital Benefit” means the notional interest value calculated on the dollar amount of all monthly invoices for deliveries of Products to any AMP-directed delivery point in the United States, Canada or Mexico (a) for the first six months that deliveries of Product are made hereunder, based on an assumed 20 day benefit using the LIBOR flat interest rate average for the month prior to the month of invoicing and (b) beginning in the seventh month after deliveries of Products commence hereunder, based on the difference between the actual number of average transit days for the prior six months for deliveries of Products to any AMP -directed European plant and the actual number of average transit days for the prior six months for deliveries of Products to any AMP -directed delivery point in North America.

1.2 Construction.

1.2.1 The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.”

1.2.2 Any reference to a natural person includes a legal entity and vice versa.

1.2.3 Any term importing the singular includes the plural and vice versa.

1.2.4 Any reference to a gender includes the other genders.

1.2.5 The headings in this Agreement have been inserted for convenience only and will not be taken into account in its interpretation.

2. Supply and Purchase of Product.

2.1 Supply of Products Prior to Trigger Date. No obligations to supply or purchase Products under this Agreement will exist prior to the earlier of (a) the Trigger Date and (b) the fourth month after the Commercial Production Date. If the Trigger Date does not occur within three months of the Commercial Production Date, then for the period beginning in the fourth month from the Commercial Production Date through the Trigger Date, General Moly agrees to supply and sell to Buyer, and Buyer agrees to purchase from General Moly, [****] (subject to upward adjustment upon mutual agreement of the Parties) of any Products owned by General Moly and produced from the Mount Hope Mine during such period upon the terms and subject to the conditions set forth in this Agreement.

2.2 Supply of Products Following Trigger Date. After the Trigger Date, upon the terms and subject to the conditions set forth in this Agreement, General Moly agrees to supply and sell to Buyer, and Buyer agrees to purchase from General Moly, the amounts of Products as follows (each, an “Annual Amount”):

2.2.1 For the first year following the Trigger Date, the amount of Products specified by Buyer in a written notice to General Moly delivered at least 30 days after the Trigger Date, which amount may not be less than 5,850,000 pounds or exceed 7,150,000 pounds. Pending Buyer’s delivery of such notice, and in the event that Buyer does not timely deliver such notice, the amount of Products for such year will equal 6,500,000 pounds.

2.2.2 For years two through five following the Trigger Date, the amount of Products specified by Buyer in a written notice to General Moly delivered at least 60 days prior to the end of the previous year, which amount may not be less than 5,850,000 pounds or exceed 7,150,000 pounds. If Buyer does not timely deliver such notice, the amount of Products for any such year will equal the Annual Amount for the previous year.

2.2.3 For clarification, all references to “pounds” in this Section 2.2 refer to pounds of molybdenum contained in the Products.

2.3 Delivery Schedule; Shortfalls. Deliveries of the Products under this Agreement will be made by General Moly to Buyer in more or less equal monthly installments. The Parties will reasonably cooperate with each other in connection with forecasting, ordering and delivery schedules and procedures. In the event that General Moly does not deliver the full installment amount of Products in any given month, Buyer is entitled to demand that 100% of any such shortfall (the “Shortfall Amount”) be delivered in the following six month(s), provided that (a) such Shortfall Amount is actually produced from the General Moly portion of the Mount Hope Mine, (b) no Shortfall Amount will be delivered if the aggregate amount of Products delivered in the portion of such year that has passed is equal to or exceeds the prorated Annual Amount for such period and (c) any Products from the Mount Hope Mine that any third party owns or controls will not be considered available to fulfill any Shortfall Amount. In the event of such a shortfall, General Moly agrees not to sell any Products to any third party without Buyer’s prior written consent unless and until any properly requested Shortfall Amount has been delivered. If any Shortfall Amount exceeds 25% of the monthly quantity to be delivered hereunder (equal to 1/12th of the annual declared quantity) for more than two consecutive months, then Buyer may, in its sole discretion, extend the term of this Agreement by the number of consecutive months for which the Shortfall Amount exceeded 25% of such monthly quantity (the “Shortfall Period”) by delivering written notice of such extension to General Moly within 60 days after the end of such Shortfall Period.

2.4 Take-or-Pay. Notwithstanding anything herein to the contrary, Buyer agrees that in the event that Buyer fails to take delivery of Products made available by General Moly in the amounts and on the terms set forth in this Agreement, Buyer will still be obligated to pay General Moly with respect to such Products as though Buyer had taken delivery pursuant to the terms of this Agreement.

2.5 Composition of Products. No later than November 30 of each year during the term of this Agreement, the Parties will mutually agree on the percentages of TMO and Ferro Moly which will comprise the Products to be delivered hereunder for the following calendar year. If the Parties are not so able to agree, such composition will revert to 50% TMO and 50% Ferro Moly beginning on the first day of such following calendar year.

2.6 Specifications. The specifications and technical requirements of the Products to be delivered hereunder are set forth in Exhibit A (the “Specifications”). Notwithstanding anything herein to the contrary, Buyer will not be required hereunder to purchase any Products which do not comply with the Specifications. General Moly will, at its expense, supply a certificate confirming that each shipment of Products complies with the Specifications.

2.7 Use of Hall Tonopah Resources for Deficiencies. If at any time after the Trigger Date production at the Mount Hope Mine is not sufficient to fulfill any delivery hereunder, General Moly will, to the extent commercially reasonable, supply any such deficiency from available Products complying with the Specifications produced from its Hall Tonopah mine in Nye County, Nevada (the “Hall Tonopah Mine”) that General Moly does not otherwise sell to a third party. Notwithstanding the foregoing, nothing in this Agreement will prohibit General Moly or any of its affiliates from entering into any supply agreement with respect to Products produced at the Hall Tonopah Mine.

2.8 Restrictions on Use; Right of First Repurchase. All Products supplied by General Moly to Buyer hereunder are intended for consumption by Buyer and its Affiliates in their operations. Accordingly, Buyer agrees not to sell or otherwise transfer such Products to a third party without General Moly’s consent (such consent not to be unreasonably withheld or delayed); provided, however, that if Buyer or Buyer’s Affiliates significantly reduce their operations due to any event (including an Event of Force Majeure) and, as a result, Buyer determines it is necessary to sell all or a portion of such Products it has received pursuant to this Agreement (the “Reoffered Products”), Buyer will notify General Moly in writing. If General Moly notifies Buyer in writing within three days of delivery of such notice that it desires to repurchase all or any portion of the Reoffered Products, Buyer will sell such Reoffered Products to General Moly at a Product Price determined pursuant to Section 3. If General Moly does not notify Buyer within such three-day period of its desire to repurchase all of the Reoffered Products, or if General Moly elects to purchase less than all of the Reoffered Products, Buyer will use commercially reasonable efforts to sell any such unpurchased portion of the Reoffered Products to a third party within 60 days at the then-prevailing Market Price, which sale will not require further consent of General Moly.

3. Pricing and Payment Terms. The price payable by Buyer to General Moly for Products supplied by General Moly to Buyer pursuant to this Agreement (the “Product Price”) will be equal to the Base Product Price plus the Additional Production Price, subject to adjustment as set forth elsewhere in this Agreement.

3.1 Base Product Price. The base price payable by Buyer to General Moly for Products supplied by General Moly to Buyer pursuant to this Agreement (the “Base Product Price”) will be as follows:

3.1.1 If the Market Price is less than or equal to the Floor Price, the Base Product Price will be equal to the Floor Price; and

3.1.2 If the Market Price exceeds the Floor Price, the Base Product Price will be determined as follows:

(a) If the Market Price is less than or equal to the First Threshold, the Base Product Price will be calculated as follows:

         Floor Price
+	[(Market Price - Floor Price) x [****])]

(b) If the Market Price is more than the First Threshold but less than the Second Threshold, the Base Product Price will be calculated as follows:

         Floor Price
+ [(First Threshold - Floor Price) x [****]]
+	[(Market Price - First Threshold) x [****])]

(c) If the Market Price exceeds the Second Threshold, the Product Price will be calculated as follows:

         Floor Price
+ [(First Threshold - Floor Price) x [****]]
+	[(Second Threshold - First Threshold) x [****])]
+ [(Market Price - Second Threshold) x [****])]

3.2 Additional Product Price. Buyer will pay an additional amount (the “Additional Product Price”) for Products that are supplied hereunder (as agreed to by the Parties as set forth herein) in a form other than TMO packaged in bulk super sacks (an “Alternate Form”) equal to the lowest charges that Buyer is being offered by other reputable, independent producers of products comparable to the Products in the Alternate Form for the applicable year. The Additional Product Price for any given year will be determined by the Parties on such basis no later than November 30 of the previous year, and Buyer will provide to General Moly any information relating to such other producer’s proposed charges as General Moly reasonably requests.

3.3 Determination of Market Price. No later than November 30 of each year during the term of this Agreement, AMP will give written notice to General Moly of the percentage of Product to be delivered during the following calendar year to which the pricing basis described in clause (a) of the definition of “Market Price” in Section 1.1 will apply, and the percentage of Product to be delivered during the following year to which the pricing basis described in clause (b) of the definition of “Market Price” in Section 1.1 will apply, which will aggregate 100%.

4. Deliveries and Invoices.

4.1 Delivery Point. Except as otherwise set forth herein, all Products will be delivered to the named place of destination set out in Exhibit B against the names of the Buyer’s European Companies (the “Delivery Point”). The Product Price calculations provided in this Agreement are on a DDP basis for delivery by General Moly to the Delivery Point. Title and risk in each shipment of Products will pass from General Moly to Buyer upon delivery DDP. In the event that Buyer notifies General Moly that any shipment of Products should be made to a named place of destination in the United States, Canada or Mexico instead of the Delivery Point, the Product Price will be reduced for any such delivery in an amount equal to [****] of the Freight Savings and Working Capital Benefit.

4.2 Invoices. Upon each shipment of Products, General Moly will invoice each Company by sending an invoice to the Competent Authority for such Company for the corresponding Product Price. The amount shown on such invoice will be due and payable by wire transfer to an account identified by General Moly within 60 days of the end of the month in which the Product is delivered, subject to any Assay Adjustment as set forth in Section 4.3. If Buyer fails to pay any invoice amount pursuant to this Agreement on or before the applicable due date, interest on the unpaid amount at a rate per annum equal to Three-Month LIBOR plus 1.5% each year will accrue from the applicable due date until the full invoice amount is paid.

4.3 Assaying Adjustments.

4.3.1 Buyer has the right to appoint a neutral sampler (the “Sampler”), approved by General Moly (which approval will not be unreasonably withheld or delayed), to take samples of the Products at the applicable delivery point. In the event that Buyer determines that General Moly has delivered non-conforming Product which should result in an adjustment to the Product Price (an “Assay Adjustment”), Buyer will notify General Moly in writing of such determination (along with its results of analysis of such Product) within 20 days of receipt of such shipment. The Parties will appoint a mutually agreeable third party to assist in the resolution of such matter (the “Referee”) within 30 days of delivery of such notice. If the Parties fail to so appoint the Referee within such 30-day period, SGS Group (or such other mutually agreeable third party, in the event that SGS Group or its successor ceases to exist) will appoint the Referee at any Party’s request. The Referee will analyze the sample of such Product taken by the Sampler, whose determination will be final and binding upon the Parties.

4.3.2 The costs and expenses related to the procedures set forth in this Section 4.3 (including the costs of the Sampler) will be borne by the Party whose results are furthest from the results of the Sampler. In the event that the results of the Sampler are exactly between those of General Moly and the Buyer, each of General Moly and the Buyer will bear 50% of any such costs and expenses. For the purpose of the foregoing, the “results” of General Moly will refer to the assay results set forth on the related invoice.

4.3.3 In the event that the final determination results in an obligation on a Party to pay additional amounts or to reimburse any sum, such payment or reimbursement will be settled by credit or debit notes.

4.4 No Prejudice. Payment of an invoice by Buyer does not constitute acceptance of the Products covered by such invoice and is without prejudice to any and all claims Buyer may have against General Moly in connection therewith. Buyer will have the right to accept any portion of any shipment of Products notwithstanding that it may reject the balance thereof. Acceptance by Buyer of all or any portion of a shipment of Products will not constitute a waiver of any claim which Buyer may have regarding the Products.

5. Entry into Other Supply Agreements. If, during the Term, General Moly enters into any other agreement or series of related agreements (a) pursuant to which General Moly agrees to supply molybdenum products from the Mount Hope Mine to a third party prior to the Trigger Date or (b) having a term of one year or more pursuant to which General Moly agrees to supply molybdenum products from the Mount Hope Mine after the Trigger Date, and in either case such agreement contemplates a floor price that is more than [****] per pound of molybdenum contained in such products lower than the Floor Price in effect in any month during the Term, then General Moly will promptly provide Buyer notice thereof together with a copy of such agreement(s). Within 30 days of delivery of such notice, Buyer may, at its option, deliver written notice to General Moly of its desire to amend this Agreement to provide for the same monthly floor price and all other financial terms and conditions as such new agreement(s), and the Parties agree to cooperate promptly and in good faith to prepare and execute such amendment. If the Parties are unable to do so within 60 days after delivery of Buyer’s notice of its desire to amend this Agreement, such matter will be resolved pursuant to the arbitration procedures set forth in Section 24.

6. Process Improvement. Buyer may, at its option and expense, make available Buyer engineers or others to General Moly for consultation with General Moly to analyze and evaluate the Product production process and costs for purposes of improving General Moly’s performance hereunder; provided, however, that General Moly will not be obligated to implement any of Buyer’s recommendations resulting from this process.

7. Inspection of Books and Records. Upon Buyer’s request, from time to time, Buyer may, at its expense and upon reasonable advance notice to General Moly, inspect the books and records of General Moly during business hours at the location where such books and records are maintained (or such other location as the Parties may agree) to verify compliance by General Moly with its obligations hereunder.

8. Term; Termination.

8.1 Term. The initial term of this Agreement will commence on the date hereof and expire on the fifth anniversary of the Trigger Date unless sooner terminated in accordance with this Section 8 or extended in accordance with Section 2.3.

8.2 Termination. This Agreement may be terminated by:

(a)
either Party at any time in the event of a material breach of this Agreement by the other Party, provided a written termination notice identifying the material breach has been sent to the breaching Party and the breach has not been cured within 60 days from the date of said notice; provided that for clarification purposes any breach of Section 2.8 will be considered to be a “material breach” of this Agreement;

(b)	either Party at any time, by written notice, in the event:

(i)	of insolvency of the other Party;

(ii)	of the filing of a voluntary petition in bankruptcy of the other Party;

(iii)	of the making of an assignment for the benefit of creditors by the other Party, excluding assignments of accounts receivable;

(iv)	of the inability of the other Party to pay its debts as they come due;

(v)	the other Party has a receiver or other custodian of any kind appointed to administer any substantial amount of the other Party’s property;

(vi)	of the filing of an involuntary petition in bankruptcy with respect to the other Party;

(vii)
any proceedings for the reorganization of the other Party, or for the readjustment of any of the other Party’s debts, under any laws, now or hereafter existing, for the relief of insolvent debtors, will be commenced by or against the other Party; or

(viii)	of the discontinuation by the other Party of its business; or

(c)	by Buyer, by written notice, in the event that after the Trigger Date, General Moly fails to meet the delivery requirements of Products set forth in Section 2 for a period of three consecutive months.

8.3 Effect of Termination. Unless notified otherwise by Buyer, upon a termination of this Agreement, General Moly will fill all outstanding obligations to supply the Products in accordance with the terms of this Agreement. Buyer will accept and pay for all conforming Products delivered in accordance herewith. Termination will be without prejudice to the rights and obligations of the Parties which have accrued prior to the effective date of termination. Sections 4, 9 and 10-27 will survive the expiration or termination of this Agreement.

9. Indemnification.

9.1 Procedure. If Buyer claims that any of the Products fail to conform with the Specifications or fail to be in compliance with all applicable laws (excluding claims relating to Assay Adjustments which will be resolved in accordance with Section 4.3), Buyer will notify General Moly of its claim (“Claim”), and provide General Moly with all relevant documentation of the Claim, no later than 30 days after the date of delivery of such Products to Buyer. Upon receipt of a Claim, General Moly will have the right to inspect such Products and all evidence of the Claim, and General Moly and Buyer will attempt to reach an agreement as to whether the Claim is valid.

9.2 Remedies. If it is determined by the Parties that the Claim is valid, General Moly will elect one of the following actions to remedy the failure, and will deliver notice thereof to Buyer 30 days prior to taking any such action:

(a)	delivering to Buyer conforming Products to replace the nonconforming Products;

(b)
refunding to Buyer the purchase price paid by Buyer with respect to the nonconforming Products in return provided that General Moly will have the option to take possession of the nonconforming Products; or

(c)	applying a credit to the next purchase to be made by Buyer hereunder.

If, upon receipt of notice of the intent to take one of the actions above, Buyer instead desires General Moly to take another action listed above to remedy the failure, Buyer will deliver notice of such desire to General Moly. If upon delivery of such notice the Parties do not agree on the action to be taken, such matter will be resolved pursuant to the arbitration procedures set forth in Section 24. The removal and replacement of nonconforming Products will be at General Moly’s sole expense (including all costs of transportation, duties, taxes and insurance), and General Moly will reimburse Buyer for all costs (including all costs incurred with respect to transportation, duties, taxes and insurance) incurred by Buyer in connection with the replacement of nonconforming Products.

If the Parties cannot agree on the validity of a Claim, such matter will be considered a Dispute and will be resolved pursuant to the arbitration procedures set forth in Section 24.

9.3 Limitations. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT AS PROVIDED HEREIN, GENERAL MOLY EXPRESSLY DISCLAIMS, AND MAKES NO OTHER EXPRESS OR IMPLIED WARRANTIES OF ANY TYPE, WHETHER OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE OR OTHERWISE, WITH RESPECT TO THE PRODUCTS.

9.4 Indemnification by General Moly. General Moly will at all times defend, indemnify, protect and hold harmless Buyer and its affiliates and their directors, officers, agents, employees, participants and assigns, from and against any and all Losses arising in whole or in part out of the willful misconduct and/or negligent performance of any obligations of General Moly under this Agreement; provided however, that General Moly will not be required to indemnify any indemnified Person for any Losses to the extent resulting from the misconduct or negligence of such indemnified Person.

9.5 Indemnification by Buyer. If at any time Buyer chooses to exercise its rights under Section 6 or 7, Buyer waives and releases all claims against any General Moly and its Affiliates, and its and their directors, officers, employees, and agents, to the extent permitted by law, for injury to, or death of, persons or for damage to property arising in any way from the conduct of such activities or the conduct of its employees, agents, or contractors in connection with such activities. Buyer will at all times defend, indemnify, protect and hold harmless General Moly and its affiliates and their directors, officers, agents, employees, participants and assigns, from and against any and all Losses whatsoever arising in whole or in part out of the exercises of such activities; provided however, that Buyer will not be required to indemnify any indemnified Person for any Losses to the extent resulting from the misconduct or negligence of such indemnified Person.

10. Force Majeure. Neither Party will be liable to the other Party for default or delay in the performance of its obligations hereunder when and to the extent that such default or delay is caused by order, injunction or stay entered by any court with valid jurisdiction, war, civil commotion, strike, labor dispute, work stoppage or slowdown, storm, earthquake, explosion, insurrection, epidemic or quarantine restriction, fire, flood, act of God, the inability to maintain in full force and effect all permits required to carry out the Mine Plan due to intervention of government or any other similar contingency beyond the reasonable control of the Parties (the occurrence of any of the foregoing will be an “Event of Force Majeure”); provided, however, that no Event of Force Majeure will have occurred in the event of a strike, labor dispute, work stoppage or slowdown initiated by, or involving only, workers or employees within General Moly’s organization. The occurrence of an Event of Force Majeure will not terminate this Agreement, absent the written consent of the Parties otherwise; provided, however, that Buyer may, at its option, terminate this Agreement if an Event of Force Majeure prevents, or Buyer reasonably anticipates that it will prevent, General Moly from meeting its obligations in whole or in substantial part under this Agreement for more than three consecutive months during the Term. Both General Moly and Buyer will use their commercially reasonable best efforts to avoid the occurrence and remove the causes of an Event of Force Majeure and to continue performance of their respective obligations hereunder promptly following the removal of such causes. If an Event of Force Majeure prevents a Party from meeting its obligations hereunder in part, but not in whole, the Parties will use their commercially reasonable best efforts to equitably adjust the Parties’ respective obligations hereunder consistent with and in furtherance of the purposes hereof. Should General Moly invoke force majeure conditions, the Buyer will be entitled to obtain from alternative sources such Products as it reasonably requires during the period that Events of Force Majeure subsist, and the quantities Products obtained under such conditions will be deducted from the amount of Products Buyer is required to purchase hereunder.

11. Confidentiality.

11.1 During the Term, each of Buyer and General Moly will be in a position to receive certain of each other’s confidential, privileged and proprietary information (“Confidential Information”); provided that Confidential Information excludes any information:

(a)
which is or becomes available to the public through no act, omission or fault of, and absent any breach of a covenant or obligation hereunder by, the Party whose obligation it is to keep such information confidential;

(b)
which the Party whose obligation it is to keep such information confidential may have received lawfully from any third Party without restrictions as to disclosure thereof and without breach of this Agreement; or

(c)
which was developed by the Party whose obligation it is to keep such information confidential without (as established by documentation or by other appropriate evidence) the use of the other Party’s Confidential Information or any breach of this Agreement or any other agreement.

General Moly agrees that the Confidential Information of Buyer, and Buyer agrees that the Confidential Information of General Moly, is an integral and key part of the assets of each respective entity and that the unauthorized use or disclosure of the other Party’s Confidential Information would seriously damage the owner thereof in its business. As a consequence of the above, General Moly and Buyer hereby agree that, during the Term and thereafter:

11.1.1 During the term of this Agreement and until the fifth anniversary of the expiration or earlier termination of this Agreement, neither of General Moly and Buyer will, directly or indirectly:

(a)	use any of the other Party’s Confidential Information, except as may be necessary to perform its obligations hereunder; or

(b)	disclose, furnish or make accessible, or cause any Person to disclose, furnish or make accessible, any aspect of the other Party’s Confidential Information to any Person (other than the other Party), except, in either case (a) or (b), as set forth in Section 11.1.2 or as may be expressly authorized by the other Party in writing or as required by law or pursuant to a court order; provided, however, that prior to any compelled disclosure, the Party whose obligation it is to keep such information confidential will have given the other Party notice of the circumstances relating to such compelled disclosure and an opportunity to seek an appropriate protective order with respect thereto.

11.1.2 Except as required by law or pursuant to a court order, each of General Moly and Buyer will:

(a)	use no less than the care a reasonably prudent Person would use in safeguarding his, her or its Confidential Information;

(b)
limit access to the other Party’s Confidential Information to its employees and representatives who require access to such Confidential Information for the purposes of performing its obligations hereunder and who have agreed to be bound by the terms of this Section 11; and

(c)	refrain from any action or conduct which might reasonably or foreseeably be expected to compromise the confidential, privileged or proprietary nature of the other Party’s Confidential Information.

11.1.3 Each of General Moly and Buyer will comply with reasonable requests made by the other from time to time regarding the protection of the confidential, privileged and proprietary nature of the other Party’s Confidential Information. Upon the written request of either Party, the other Party will promptly return to the requesting Party all of the requesting Party’s Confidential Information, including any and all copies and summaries thereof, in each case in any format (whether written, electronic or otherwise).

11.1.4 For purposes of this Section 11, the term “General Moly” will include all Affiliates of General Moly, and the term “Buyer” will include all Affiliates of Buyer. Nothing in this Section 11 will operate to prevent a Party from disclosing such information as is required by applicable law or the rules or policies of any securities exchange on which a Party’s securities may be listed.

12. Waiver. The failure of any Party to enforce at any time any of the provisions of this Agreement will in no way be construed to constitute a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof, including the right of any Party thereafter to enforce each and every provision. The waiver by any Party of any breach or violation of any provision of this Agreement by the other Party will not operate or be construed to be a waiver of any subsequent breach or violation thereof.

13. Governing Law. This Agreement will be governed by the laws of the State of New York, without giving effect to any of the provisions thereof that would require the application of the substantive laws of any other jurisdiction.

14. Notices. All notices and other communications hereunder will be effective if in writing and delivered (a) in person (which will be deemed to be received upon receipt), (b) by overnight courier (which will be deemed to be received one Business Day thereafter), (c) by facsimile transmission (which will be deemed to be received upon receipt) or (d) mailed by certified mail, postage prepaid, return receipt requested (which will be deemed to be received three business days thereafter), as follows (or at such other address for a Party as will be specified by like notice):

If to General Moly:

General Moly, Inc.
1726 Cole Blvd., Suite 115
Lakewood, Colorado 80401
Attention: Chief Executive Officer
Facsimile: (303) 928-8598

With a copy (which will not constitute notice) to:

Kirkpatrick & Lockhart Preston Gates Ellis LLP
925 Fourth Avenue, Suite 2900
Seattle, Washington 98104
Attention: Gary J. Kocher
Facsimile: (206) 623-7022

If to Buyer:
ArcelorMittal Purchasing SAS
5 rue Luigi Cherubini
La Plaine Saint-Denis
93212 France
Attention: General Manager Stainless Steel Raw Materials
Facsimile: 33 1 7192 0996

All such notices and other communications will be effective when received.

15. Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement.

16. Assignment. This Agreement will be binding upon, enure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. This Agreement may not be assigned or otherwise transferred by Buyer or General Moly without the prior written consent of the other Party; provided that Buyer may, without the consent of General Moly, assign its rights and obligations under this Agreement to an Affiliate of Buyer. Buyer hereby acknowledges that any proposed assignment by Buyer to any other Party, by operation of law or otherwise, is subject to General Moly’s consent, which will be in General Moly’s sole discretion and may be conditioned upon amendment to the payment terms set forth herein.

17. Relationship of the Parties. It is understood that each Party is conducting business as a separate and distinct legal entity. Under no circumstances will either Party, its agents and/or employees be considered agents, partners, representatives or employees of the other Party. Neither Party will have the right to act as the legal representative of the other Party or to bind such other Party in any respect whatsoever or to incur any debts or liability in the name of or on behalf of such other Party. This Agreement creates no relationships of joint venturers, partners, associates or principal and agent between the Parties.

18.  Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a governmental body, arbitrator, or mediator not to be enforceable in accordance with its terms, the Parties agree that the governmental body, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

19. Taxes and Expenses. Except as expressly provided herein, each Party will be responsible for payment of all taxes, if any, imposed upon it by applicable law in connection with this Agreement; provided, that with respect to any new or increased taxes that come into effect due to changes in law after the date of this Agreement, General Moly will only be responsible for the portion of such taxes that are commonly borne by suppliers of Products in the industry. Each Party will pay all of its own administrative expenses, including the fees and expenses of its counsel and other agents and representatives, incurred in connection with the preparation, execution and performance of this Agreement.

20. Currency. All references to dollars or amounts of money in this Agreement will be in United States Dollars.

21. Counterparts; Facsimile Signatures. This Agreement may be executed in two counterparts, and each such counterpart will be deemed to be an original instrument, but all such counterparts together will constitute but one agreement. This Agreement may be executed by facsimile signatures.

22. Entire Agreement. This Agreement, including the attached Exhibits which are hereby incorporated herein by this reference, constitutes the entire agreement and understanding of the Parties in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof, including that certain Non-Binding Letter of Intent between the Parties dated November 19, 2007.

23. Amendment. No amendment, modification or addition to this Agreement will be effective unless it is in writing and executed by both Parties.

24. Arbitration.

24.1 Good Faith Negotiation. In the event of any dispute, claim or controversy (except with respect to assaying issues as set forth in Section 4.3) (a “Dispute”) arising out of or in connection with this Agreement, a Party may deliver written notice to the other Party of such Dispute requesting to resolve such Dispute pursuant to this Agreement. Upon delivery of such notice, members of senior management of each Party will meet as promptly as practicable in a good faith attempt to resolve such Dispute.

24.2 Binding Arbitration.

24.2.1 If a Dispute is not resolved pursuant to Section 24.1 by the Parties within 30 days of the delivery of written notice thereof (or such longer period as the Parties may mutually agree), either Party may make a written demand for binding arbitration in accordance with this Section 24.2. The Dispute will then be submitted to and resolved by binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce by an Arbitral Tribunal appointed in accordance with such Rules. The arbitration will be conducted in New York, New York. The Arbitral Tribunal shall comprise three arbitrators. Each of General Moly and Buyer will appoint one arbitrator. The two arbitrators so appointed will together appoint the third arbitrator. If the Buyer or General Moly fail to choose an arbitrator within 14 days after receiving notice of commencement of arbitration, or if the two arbitrators fail to choose a third arbitrator within 14 days after their appointment, the Court of Arbitration of the International Chamber of Commerce shall upon the request of the Buyer or General Moly appoint the arbitrator(s) to complete the Arbitral Tribunal. The arbitration will be governed in accordance with (i) the provisions of this Agreement and (ii) the governing law as specified in Section 16, except to the extent such law conflicts with the provisions of this Agreement, in which event the provisions of this Agreement will prevail.

24.2.2 The arbitration shall be conducted in English, and all documents delivered or produced pursuant to the arbitration shall be in English. The Parties will provide to the arbitrators all information pertaining to the dispute that the arbitrators may request, provided that all information supplied by any Party will be deemed to be confidential, and the arbitrators and other participants in the dispute will protect such information from disclosure to the same extent as provided in Section 12.

24.2.3 The arbitrators will be instructed to render a decision within 60 days after selection and will be required to state in writing the reasoning on which the decision and any award rests. The arbitrators will have the power to award counsel fees and expenses, as well as dispute resolution costs (including any fee for the arbitrators), to the prevailing Party. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The arbitrators will not award any consequential, incidental, indirect, special, punitive or exemplary damages hereunder or in connection herewith. The arbitration award shall be final and binding upon the Parties to such arbitration and may be enforced in any court having jurisdiction.

24.2.4 The performance of this Agreement shall not be suspended, cease or be delayed by the reference of a Dispute to arbitration.

24.3 Limitations. Notwithstanding anything contained in this Section 24, all disputes regarding Assay Adjustments will be resolved in accordance with Section 4.3. In addition, nothing contained in this Section 24 will prohibit or limit any Party from seeking and obtaining equitable relief (including temporary restraining orders and preliminary and permanent injunctions or stays) to which it would otherwise be entitled from a court of competent jurisdiction.

25. Limitation of Liability. UNDER NO CIRCUMSTANCES WILL GENERAL MOLY OR BUYER BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES HEREUNDER OR IN CONNECTION HEREWITH.

26. Third Party Beneficiaries. Except as expressly contemplated by Sections 9.4 and 9.5, there are no third party beneficiaries having rights under or with respect to this Agreement.

27. Remedies Cumulative. All remedies available to the Parties for breach of this Agreement are cumulative and may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy to the exclusion of other remedies.

28. Safety, Health and the Environment.

28.1 Safety at work, in particular safety of the Parties and their personnel and those of their visitors, is a priority for the Parties. Each Party fully endorses these policies and adopts them as its own, in so far as they relate to the performance of its obligations under this Agreement.

28.2 Each Party’s staff shall comply with the relevant safety rules of applicable law, including those related to protective clothing and safety equipment and any local rules applicable to the plants.

28.3 Each Party reserves the right to refuse access to any of its facilities to any of the other Party’s staff or those of its sub-contractors and suppliers for failure to comply with safety, health and environmental rules.

28.4 General Moly shall not bring any radioactive, materials or equipment onto General Moly’s premises (but accepts no liability in relation to risk of such contamination by third parties, the transporter, or other causes beyond its reasonable control).

28.5 Without prejudice to the generality of its obligations under this clause, each Party shall use all practicable and reasonable means to:

28.5.1 prevent or counteract the unlawful emission of any hazardous and/or radioactive substance from the Products loaded hereunder;

28.5.2 avoid the unlawful discharge from the Products as loaded hereunder into any drains or other conducting media of any hazardous and/or radioactive substance;

28.5.3 prevent the unlawful generation, accumulation or migration of any hazardous and/or radioactive substance from the Products loaded hereunder; and

28.5.4 prevent any environmental claims arising, or any circumstances arising likely to result in any environmental claims, resulting from or caused by the condition of Products as loaded hereunder,

in so far as such hazardous and/or radioactive substance is, or should be, under the control of such Party pursuant to this Agreement.

29. Fraud. Each Party shall take all necessary steps, in accordance with good industry practice, to prevent any fraudulent activity by such Party (including its employees) in connection with invoicing or payment pursuant to this Agreement. Each Party shall notify the other immediately if it has discovered that any such fraud has occurred or is occurring.

30. Corruption. No Party has offered or given, or agreed to give, to any employee, servant or representative of the other Party any personal gift, commission or other consideration of any kind as an inducement or reward for doing, refraining from doing, or for having done or refrained from doing, any act in relation to the obtaining or execution or performance of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, Buyer and General Moly have duly executed this Agreement as of the date first above written.

GENERAL MOLY, INC.

By:	/s/ Bruce D. Hansen
Name: Bruce D. Hansen
Title: CEO

ARCELORMITTAL PURCHASING SAS

By:	/s/ Alain Bouchard
Name: Alain Bouchard
Title: EVP Purchasing

[Signature Page to Molybdenum Supply Agreement]

Exhibit A

Specifications

SPECIFICATION FERRO-MOLYBDENUM

Mo	[****]

Cu	[****]

S	[****]

C	[****]

P	[****]

Si	[****]

Size	[****]

SPECIFICATION MOLYBDENUM OXIDE

Mo	[****]

Cu	[****]

S	[****]

C	[****]

P	[****]

Si	[****]

Size	[****]

A-1

	Mo	Cu	Bi	S	Al	P	Mn	Sn	Pb	C	Si	Size (mm)	Packaging	Specifications
INDUSTEEL - LE CREUSOT	[****]	[****]		[****]		[****]				[****]		[****]	[****]

INDUSTEEL - FAFER	[****]	[****]		[****]		[****]				[****]		[****]	[****]

UGINE & ALZ / CARINOX	[****]	[****]		[****]		[****]				[****]	[****]	[****]	[****]

UGINE & ALZ / GENK	[****]	[****]		[****]		[****]			[****]	[****]	[****]	[****]	[****]	[****]

UGITECH / SAVOIE	[****]	[****]		[****]		[****]			[****]	[****]		[****]	[****]	[****]

IMPHY ALLOYS	[****]	[****]	[****]	[****]		[****]			[****]	[****]		[****]	[****]	[****]

SOLLAC FOS	[****]	[****]		[****]		[****]				[****]		[****]	[****]

A. STEEL GENT	[****]	[****]		[****]		[****]				[****]	[****]	[****]	[****]

A. EISENHUTTENSTADT	[****]	[****]		[****]		[****]				[****]	[****]	[****]	[****]

ACESITA	[****]	[****]		[****]		[****]				[****]	[****]	[****]	[****]	[****]

A.M. RUHRORT	[****]	[****]		[****]		[****]				[****]	[****]	[****]	[****]

A.M. OSTRAVA	[****]	[****]		[****]		[****]				[****]	[****]	[****]	[****]

A.M. LAZARO CARDENAS	[****]	[****]		[****]		[****]				[****]	[****]	[****]	[****]

A.M. BURNS HARBOUR	[****]	[****]		[****]		[****]				[****]	[****]	[****]	[****]

A.M. RIVERSDALE	[****]	[****]		[****]		[****]				[****]	[****]	[****]	[****]

A.M. CLEVELAND	[****]	[****]		[****]		[****]			[****]	[****]		[****]	[****]

A.M. COATSVILLE	[****]	[****]		[****]		[****]			[****]	[****]		[****]	[****]	[****]

A.M. SPARROW POINT	[****]	[****]		[****]		[****]				[****]		[****]	[****]

A-2